Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 9:	INCOME TAXES

The company has no income tax expense due to operating losses incurred for the years ended December 31, 2015 and 2014. Approximately $1.6 million in non-qualified stock options were cancelled during 2015 due to terminations that resulted in a reversal of the deferred tax asset of approximately $0.52 million. The cancellations did not result in a book income for December 31, 2015.

The effects of temporary differences that give rise to significant portions of the deferred tax assets as of December 31, 2015 and 2014 are as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$8,359,000	$10,433,000
Stock-based compensation	1,897,000	1,871,000
License agreements	268,000	—
Research and development	117,000	—
Technology licensing fee	185,000	167,000

Total deferred tax assets	10,826,000	12,471,000
Valuation allowance	(10,826,000)	(12,471,000)

Deferred tax assets, net of valuation allowance	$—	$—

The Company assesses the likelihood that deferred tax assets will be realized. To the extent that realization is not likely, a valuation allowance is established. Based upon the history of losses, management believes that it is more likely than not that future benefits of deferred tax assets will not be realized and has established a full valuation allowance for the years ended December 31, 2015 and 2014. The valuation allowance decreased by $1.6 million as of December 31, 2015. The Company has research and development tax credit carryforwards of $117,000 to offset future federal income taxes. The research and development tax credit carryforwards begin to expire in 2029.

The Company has approximately $24,123,000 of federal and $4,336,000 of state NOLs that may be available to offset future taxable income, if any. The federal net operating loss carryforwards, if not utilized, will expire between 2029 and 2035. The state net operating loss carryforwards, if not utilized, will expire in 2035.

In accordance with Section 382 of the Internal Revenue code, the usage of the Company’s net operating loss carryforwards may be limited in the event of a change in ownership. A full Section 382 analysis has not been prepared and NOLs could be subject to limitation under Section 382.

For the years ended December 31, 2015 and 2014, the expected tax expense (benefit) based on the U. S. federal statutory rate is reconciled with the actual tax provision (benefit) as follows:

	Year Ended December 31, 2015	Year Ended December 31, 2014
U. S. federal statutory rate	$(11,582,000)	$(10,449,000)
State taxes, net of federal benefit	$(199,000)	—

Permanent differences
- Non-cash loss on extinguishment of debt	—	9,122,000
- Change in fair value of derivative liabilities	9,477,000	—
- Write off of net operating loss	3,591,000	—
- Other permanent differences	12,000	62,000
Change in valuation allowance	(1,645,000)	1,265,000
Other	346,000	—

Income tax provision (benefit)	$—	$—

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. As of December 31, 2015 and 2014, there were no unrecognized tax benefits. The Company recognizes accrued interest and penalties as income tax expense. No amounts were accrued for the payment of interest and penalties at December 31, 2015 and 2014. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position in the next year.